                           SCHEDULE 14C INFORMATION

            INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[_]  Preliminary Information Statement

[_]  Confidential, for use of the Commission
     only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                            TIER TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                            Tier Technologies, Inc.
                        1350 Treat Boulevard, Suite 250
                        Walnut Creek, California 94596
                                (925) 937-3950


November 6, 1998


Dear Shareholders:

     This Information Statement is being furnished to the shareholders of Tier Technologies, Inc., a California corporation (the "Company"), in connection with the amendment of the Company's Amended and Restated 1996 Equity Incentive Plan (the "Plan") to increase the number of shares of the Company's Class B Common Stock authorized and reserved for issuance under the Plan from 2,989,333 shares to 3,989,333 shares.

     The enclosed Information Statement is being provided to you in order to comply with requirements of the Securities and Exchange Commission. You are urged to read the Information Statement in its entirety, but you need not take any other action at this time. No vote will take place since all required shareholder approvals have been obtained, and you are not being asked for a proxy.

     This Information Statement is first being sent to the Company's shareholders on or about November 6, 1998.


                                    Sincerely,

                                    /s/ James L. Bildner

                                    James L. Bildner
                                    Chairman and
                                    Chief Executive Officer



                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                        THE ACTIONS HAVE BEEN APPROVED.

                                  INTRODUCTION

     This Information Statement is being furnished to shareholders in accordance with the rules and regulations promulgated by the Securities and Exchange Commission.

APPROVAL OF THE PLAN AMENDMENT

     On October 26, 1998, the Board of Directors of the Company approved and adopted an amendment to the Plan (the "Plan Amendment") which increases the number of shares of the Company's Class B Common Stock authorized and reserved for issuance under the Plan from 2,989,333 shares to 3,989,333 shares.
Effective on November 3, 1998, the Plan Amendment was approved by the holders of approximately 65% of the outstanding voting shares of the Company, acting by written consent in lieu of a meeting of shareholders. No additional shareholder vote is necessary to approve the Plan Amendment. Neither your vote nor your proxy will be solicited.

EFFECTIVENESS OF THE PLAN AMENDMENT AND THE PLAN

     The Company currently anticipates that the Plan Amendment will be effective as of November 26, 1998, but not earlier than 20 days after the mailing of this Information Statement to the Company's shareholders. For additional information concerning the Plan Amendment and the Plan, see "Summary of the Plan."

DISSENTER'S RIGHTS OF APPRAISAL

     Shareholders are not entitled to any rights of appraisal or similar rights of dissenters based upon the approval of the Plan Amendment.

RECENT STOCK PRICE

     On November 2, 1998, the last reported sale price of the Class B Common Stock on the Nasdaq National Market was $13.125 per share.


                              SUMMARY OF THE PLAN

     The following is a brief summary of the terms of the Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan, as amended by the Plan Amendment, set forth in Schedule A to this Information Statement.

GENERAL

     The Plan was approved by the Board of Directors (the "Board") and shareholders and became effective on February 10, 1997. The Plan provides for grants to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for grants to employees, directors and consultants of non-qualified stock options, restricted stock and stock bonuses. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the employees and consultants of the Company and to promote business.

ADMINISTRATION OF THE PLAN

     The Plan provides that it shall be administered by the Board or a committee of directors composed solely of not fewer than two Board members. The Board has designated the Compensation Committee (the "Committee") to administer the Plan. The Committee, or the full Board, is authorized to determine which persons eligible under the Plan shall be granted stock awards, when and how such awards will be granted, the form thereof, and to adopt rules and regulations administering the Plan. Generally, incentive options may be granted only to employees. Other stock awards may be granted only to employees, including prospective employees, consultants or outside directors.

SHARES AVAILABLE UNDER THE PLAN

     As of October 30, 1998, options to purchase 2,798,952 shares of Class B Common Stock have been granted under the Plan and there are 190,381 shares of Class B Common Stock available for future Plan grants. The Plan Amendment increases the plan by 1,000,000 shares. Accordingly, on the effective date of the Plan Amendment, there will be up to 1,190,381 shares of Class B Common Stock available for future grants and awards under the Plan. Of this amount, certain grants will be made to executive officers of the Company pursuant to their employment agreements. See "--Participation in the Plan by Executive Officers, Directors and Employees."

     If any change is made in the Class B Common Stock subject to the Plan (such as through a merger, stock dividend, stock split or otherwise), the Plan and awards under the Plan will be adjusted appropriately. In the event of a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation or other types of capital reorganizations, the Board has discretion (to the extent permitted by applicable law) to (1) have the surviving corporation assume any awards under the Plan, (2) accelerate the exercise period of any award, or (3) continue the award under its existing terms. Upon termination of any outstanding Plan awards, the shares subject to those awards may again be made the subject of additional Plan awards. No more than 300,000 shares of Class B Common Stock (subject to shareholder approval of an increase in this number) may be granted pursuant to options to any one person under the Plan in any single fiscal year. No option under the Plan shall be exercisable after the expiration of ten years from the date it was granted.

TYPES OF AWARDS

     Stock Options.  The Committee, or the full Board, has the discretion to
     -------------
grant either incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. A further description of these two types of stock options appears below under "Certain Federal Income Tax Consequences." All options shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, subject to the provisions of the Plan. Options vest at a rate to be determined by the Committee at the time of grant. The Committee may also provide for acceleration of vesting in certain circumstances.

     The Committee has the power to determine the terms of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof, and the form of consideration payable upon exercise. Except as permitted by the Committee, options granted under the Plan are not transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the Class B Common Stock on the date of grant. The exercise price of non-qualified stock options shall be determined in the discretion of the Committee. With respect to any optionee who owns 10% or more of the Company's outstanding capital stock, the exercise price of any incentive stock option granted to such optionee must equal or exceed 110% of the fair market value of the Class B Common Stock on the grant date and the term of the option must not exceed five years. The aggregate fair market value of the Class B Common Stock (determined at the time the option is granted) with respect to which incentive stock options granted to an individual first become exercisable in any calendar year shall not exceed $100,000. The options or portions thereof exceeding such limit shall be treated as non-qualified stock options.

     Payment of the option price upon exercise of an option shall be:

     .  in cash; or

     . at the discretion of the Committee, by tendering Class B Common Stock valued using its fair market value on the date of exercise; or

     . at the discretion of the Committee, by authorizing a third party to sell the Class B Common Stock acquired upon the exercise of the option and to remit sufficient proceeds from the sale to the Company; or

     .  according to a deferred payment or other arrangement; or

     .  in other legal consideration acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable sections of the Code, of any amounts other than amounts stated under the deferred payment arrangement.

     In the event an optionee's eligibility under the Plan terminates, the optionee may exercise his or her option to the extent that the optionee is otherwise entitled to exercise on the date employment terminates, but only within such period of time as is determined by the Committee and specified in the option agreement. In the event of the optionee's death, the option may be exercised, but only within such period of time as is determined by the Committee and specified in the option agreement, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the optionee was entitled to exercise the option at the date of death.

     In general, options are transferable only by will or by the laws of descent and distribution and, during the lifetime of the optionee, the option shall be exercisable only by the optionee or by his guardian or legal representative.

     Restricted Stock Awards.  The Committee may grant restricted stock,
     -----------------------
restricted stock units (i.e., units representing shares of stock) or shares of Class B Common Stock which are subject to transfer restrictions determined by the Committee. The Committee determines the purchase price, if any, of each restricted stock or restricted stock unit agreement. Except as determined by the Committee in its discretion, no rights under a restricted stock or restricted stock unit agreement shall be transferable except by will or by the laws of descent and distribution.

     Payment of the purchase price of stock acquired pursuant to a restricted stock or restricted stock unit agreement shall be paid either in cash at the time of purchase or, in the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold or in any form of legal consideration that may be acceptable to the Committee in its discretion.

     Generally, shares of stock sold or awarded as restricted stock or restricted stock units under the Plan may be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. In the event of the termination of the optionee's eligibility to participate under the Plan, the Company may repurchase or otherwise reacquire any or all of the shares of Class B Common Stock held by that person which have not vested as of the date eligibility terminates under the terms of the restricted stock or restricted stock unit agreement between the Company and such person.

     Stock Bonus.  The Plan authorizes the Committee to award bonuses of shares
     -----------
of Class B Common Stock, either restricted or unrestricted, and as current or deferred compensation. The Committee may also award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on federal income tax laws and regulations in effect on the date of this Information Statement and does not purport to be a complete description of the federal income tax aspects of the Plan. No information is provided herein with respect to estate, inheritance, or state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an award or disposition of any of the acquired shares under those laws. The exact federal income tax treatment of awards will depend on the specific nature of any such award. An award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted shares, an award which is payable in cash, or otherwise.

     Incentive Stock Options.  Neither the grant nor the exercise of an
     -----------------------
incentive stock option is taxable to the employee receiving the option. If the employee holds the stock purchased upon exercise of an incentive stock option for at least one year after the purchase of the stock and until at least two years after the option was granted, his or her sale of the shares will produce long-term capital gain or loss, and the Company will not be entitled to any tax deduction. However, if the employee sells or otherwise transfers the stock before these holding periods have elapsed, he or she will generally be taxed at ordinary income rates on the sale in the amount of the excess of the fair market value of the stock when the option was exercised over the option exercise price, and the Company will be entitled to a tax deduction on the same amount. Any remaining gain or loss will be short-term or long-term capital gain or loss as the case may be.

     Non-qualified Stock Options.  Although the grant of non-qualified stock
     ---------------------------
options under the Plan also is not generally taxable to the optionee, upon exercise the optionee will be taxed at ordinary income rates on the excess of the fair market value of the stock received over the option exercise price, and the Company will be entitled to a tax deduction in the same amount. The amount included in an individual's income as a result of the exercise of a non-qualified stock option will be treated as his or her basis in the shares acquired, and any remaining gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss as the case may be.

     Restricted Stock.  The acquisition of restricted stock is not a taxable
     ----------------
event. When restrictions imposed upon the restricted stock expire, the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the restricted stock on the date of such expiration over the purchase price, if any, for the shares. The holder may, however, elect within 30 days after the date of acquisition to recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of the restricted stock on the date of grant, determined without regard to the restrictions imposed on such shares, over the purchase price, if any, for the shares. If and when the holder recognizes ordinary income attributable to the restricted stock, the Company will be entitled to a deduction for the same amount.

     Other Awards.  Awards may be granted to employees under the Plan that do
     ------------
not fall into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards. In general, compensation in lieu of cash will be treated as ordinary taxable income to the employees and deducted by the Company. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Plan.

     Alternative Minimum Tax.  The amount by which the fair market value of the
     -----------------------
shares received upon the exercise of an incentive option exceeds the exercise price of the shares is included in the calculation of "alternative minimum taxable income" ("AMTI") of the optionee. The alternative minimum tax imposed on individual taxpayers is equal to the amount by which 26% of AMTI (28% for AMTI in excess of $175,000) exceeds the regular federal income tax rate for a taxable year. For minimum tax purposes, the basis of stock acquired through the exercise of an incentive stock option equals the fair market value taken into account in determining the amount of the AMTI. A portion of a taxpayer's minimum tax attributable to certain items (including the spread on the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

     Section 162(m) Compensation Deduction Limitation.  Stock options and
     ------------------------------------------------
performance-based restricted stock granted under the Plan are intended to be "performance-based compensation" and therefore not subject to the deduction limitation of Code Section 162(m).

ACCOUNTING

     The Company accounts for employee stock options in accordance with Accounting Principles Board Option No. 25, "Accounting for Stock Issued to Employees," so that there is no earnings charge in connection with the grant or exercise of stock options granted under the Plan. In the year ended December 31, 1996, the Company adopted the disclosure-only alternative described in Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," which requires companies to show in a footnote to their annual financial statements the pro forma effect that option grants would have had on earnings if the "value" of the stock options granted that year were treated as compensation expense. Restricted and unrestricted stock bonuses under the Plan would, however, involve an earnings charge.

AMENDMENT AND DURATION OF THE PLAN

     Unless terminated sooner, the Plan expires February 9, 2007. The Board may amend the Plan at any time; however, no amendment will be effective unless approved by the Company's shareholders within twelve months before or after the adoption of the amendment, if the amendment will increase the number of shares reserved for awards under the Plan or modify the requirements as to eligibility for participation under the Plan, or modify the Plan in any other way, and such modification requires shareholder approval under Code Sections 162(m) or 422, the requirements of the Nasdaq National Market or Rule 16b-3 under the Securities and Exchange Act of 1934, as amended.

PARTICIPATION IN THE PLAN BY EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES

     In addition to any discretionary grants of stock awards which may be granted to outside directors from time to time, outside directors shall automatically be granted non-qualified stock options for 5,000 shares of Class B Common Stock effective as of their date of appointment or election to the Board. Each outside director who is re-elected to serve as an outside director for an additional term shall automatically receive non-qualified options to purchase 5,000 shares of Class B Common Stock as of the date of such re-election. All such non-qualified stock options granted to outside directors shall be fully vested as of the date of the grant. See "Compensation of Directors and Executive Officers--Director Compensation."

     Future awards under the Plan, including grants to executive officers, are not presently determinable. The Company expects that options granted under the Plan Amendment will be granted to eligible participants on an "as needed" basis. In addition, under employment agreements with three executive officers of the Company, 50% of each of such officer's annual incentive compensation must be paid in the form of options in lieu of cash. The officers may elect to receive 100% of their incentive compensation in the form of options, which election the officers have made for fiscal 1998. The amount of incentive compensation to be received by the officers is based on the achievement of certain performance goals by the Company, and is calculated as a percentage of each officer's base salary. The Company believes that the performance goals have been met for fiscal 1998. The number of options to be received by each officer will be determined using the Black-Scholes option valuation methodology. Options representing the annual incentive compensation for each officer will be granted on December 31, 1998.

     The following table sets forth information regarding grants under the Plan received during the fiscal year ended September 30, 1998 by: (1) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the "Named Executive Officers"); (2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all current officers who are not executive officers, as a group.


NAME AND POSITION                                                     NUMBER OF OPTIONS RECEIVED (FISCAL 1998)(1)
-----------------                                                     -------------------------------------------
James L. Bildner..................................................                         120,000
  Chairman of the Board and Chief Executive Officer
William G. Barton.................................................                          90,000
  President and Chief Technology Officer
George K. Ross....................................................                          80,000(2)
  Executive Vice President and Chief Financial Officer
F. Thomas Latham..................................................                               0
  Vice President, Business Development,
  Commercial Services Division
Bradley H. Nickels................................................                          10,000
  Senior Vice President, Business Development and
  Operations, Government Services Division
Executive officers as a group.....................................                         350,000
Directors who are not executive officers as a group...............                          10,000
All employees not including executive officers....................                         804,200

____________
(1) See the table "Option Grants in the Twelve-Month Period Ended September 30, 1998" for more information on these options.
(2) Includes 10,000 options which were exercised on June 10, 1998.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors of the Company approved the Plan Amendment on October 26, 1998 (the "Record Date"). As of the Record Date, there were 1,639,762 shares of Class A Common Stock and 10,278,162 shares of Class B Common Stock (collectively, the "Common Stock") outstanding and entitled to vote on the Plan Amendment. Holders of Class A Common Stock and Class B Common Stock vote together as a single class on the matters presented in this Information Statement. Each share of Class A Common Stock is entitled to ten votes and each share of Class B Common Stock is entitled to one vote. There are no other issued and outstanding securities of the Company entitled to vote on the Plan Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 30, 1998 certain information with respect to the beneficial ownership of the Company's Common Stock by: (1) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock; (2) each director of the Company; (3) each of the Named Executive Officers; and (4) all officers and directors of the Company as a group.

                                         SHARES BENEFICIALLY OWNED(1)
                                       --------------------------------
EXECUTIVE OFFICERS, DIRECTORS             NUMBER OF        NUMBER OF      PERCENT OF TOTAL
AND 5% SHAREHOLDERS(2)                 CLASS A SHARES    CLASS B SHARES   VOTING POWER(3)
-----------------------------          --------------    --------------   ----------------
James L. Bildner (4)...............        1,659,762         510,000               63.4%
William G. Barton (4)..............        1,659,762         420,524               63.1
Bryan McCaul.......................          115,070         235,833                5.2
Greg Bowen.........................          119,303         176,666                5.1
Bradley H. Nickels.................          115,070         195,833                5.0
George K. Ross.....................               --          86,012                  *
F. Thomas Latham...................               --          25,000                  *
Samuel Cabot III...................               --          17,143                  *
Ronald L. Rossetti.................               --          22,857                  *
All officers and directors as a
  group (10 persons)...............        1,659,762       1,525,702               66.5%

____________
* Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from September 30, 1998 are considered outstanding for the purpose of calculating the percentage of voting power of such person but not for the purpose of calculating the percentage of voting power of any other person. The number of shares subject to stock options that are exercisable within 60 days of September 30, 1998 is as follows: Mr. Bildner, 10,000 shares of Class A Common Stock and 105,000 shares of Class B Common Stock; Mr. Barton, 10,000 shares of Class A Common Stock and 85,000 shares of Class B Common Stock; Mr. McCaul, 35,833 shares of Class B Common Stock; Mr. Bowen, 1,666 shares of Class B Common Stock; Mr. Nickels, 45,833 shares of Class B Common Stock; Mr. Ross, 46,250 shares of Class B Common Stock; Mr. Latham, 25,000 shares of Class B Common Stock; Mr. Cabot, 13,333 shares of Class B Common Stock; Mr. Rossetti, 13,333 shares of Class B Common Stock (which options were issued to Riverside Capital Partners, Inc., an entity controlled by Mr. Rossetti, and are therefore deemed to be beneficially owned by Mr. Rossetti); and all officers and directors as a group, 20,000 shares of Class A Common Stock and 369,582 shares of Class B Common Stock.
(2) The address of each of the officers, directors and other shareholders listed above is c/o Tier Technologies, Inc., 1350 Treat Boulevard, Suite 250, Walnut Creek, California 94596.
(3) In calculating the percentage of total voting power, the voting power of shares of Class A Common Stock (ten votes per share) and Class B Common Stock (one vote per share) is aggregated. Applicable percentage of beneficial ownership is based on 10,271,201 shares of Class B Common Stock outstanding as of September 30, 1998.

(4) Includes all shares of Class A Common Stock held in the Voting Trust as to which Messrs. Bildner and Barton exercise voting control as trustees. Messrs. Bildner and Barton disclaim beneficial ownership of 1,219,762 shares of Class A Common Stock.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation earned by the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                                                                         AWARDS
                                                           ANNUAL COMPENSATION(1)               ------------------------
                                               -----------------------------------------------      NUMBER OF SHARES
                                                                               OTHER ANNUAL             UNDERLYING
NAME AND PRINCIPAL POSITION                       SALARY         BONUS         COMPENSATION        OPTIONS GRANTED (#)
---------------------------------------------  -----------------------------------------------  ------------------------
James L. Bildner (2).........................       $406,250             -        $68,785(3)            120,000
    Chairman of the Board and Chief
    Executive Officer
Williams G. Barton (2).......................        278,125             -              -                90,000
    President and Chief Technology Officer
George K. Ross (2)...........................        209,375             -              -                80,000
    Executive Vice President and Chief
     Financial Officer
F. Thomas Latham.............................        140,000        98,000              -                     -
      Vice President, Business Development,
       Commercial Services Division
Bradley H. Nickels...........................        186,667             -              -                10,000
     Senior Vice President, Business
     Development and Operations,
     Government Services Division

_______________
(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for such Named Executive Officer.
(2) Pursuant to employment agreements with the Company, each of Messrs. Bildner, Barton and Ross may receive annual incentive compensation in the form of options. The number of options to be received by each as incentive compensation for fiscal 1998 will be calculated using the Black-Scholes option valuation methodology and any such options will be granted on December 31, 1998. See "--Employment Agreements."
(3) Represents forgiveness of debt and accrued interest thereon in the amount of $53,812 owed by Mr. Bildner to the Company arising from loans made for housing and relocation expenses, certain non-business travel expenses in the amount of $13,735 paid by the Company, and other perquisites in the amount of $1,238. See "--Employment Agreements."

     The following table sets forth information concerning options granted to the Named Executive Officers during the twelve-month period ended September 30, 1998.

       OPTION GRANTS IN THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 1998



                                             INDIVIDUAL GRANTS
                        -----------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF                                                ASSUMED ANNUAL RATES OF STOCK PRICE
                             SHARES           PERCENT                                          APPRECIATION FOR
                            UNDERLYING     TOTAL OPTIONS     EXERCISE                          OPTION TERM (3)
                             OPTIONS         GRANTED TO       PRICE      EXPIRATION  ------------------------------------
         NAME                GRANTED (#)   EMPLOYEES (1)   ($/SHARE)(2)     DATE              5%                 10%
----------------------  -----------------  --------------  ------------  ----------  ------------------------------------
James L. Bildner......  80,000 Class B(4)            6.9%   $10.875         1/26/08         $547,000          $1,387,000
                        40,000 Class B(5)            3.5     15.188         6/23/08          382,000             968,000

William G. Barton.....  60,000 Class B(4)            5.2     10.875         1/26/08          410,000           1,040,000
                        30,000 Class B(5)            2.6     15.188         6/23/08          287,000             726,000

George K. Ross........  50,000 Class B(4)            4.3     10.875         1/26/08          342,000             867,000
                        30,000 Class B(5)            2.6     15.188         6/23/08          287,000             726,000

F. Thomas Latham......        -                      -        -                -                   -                   -

Bradley H. Nickels....  10,000 Class B(4)            *       14.25          8/31/08           90,000             227,000

_______________
* Less than 1%.
(1) Based on an aggregate of 1,154,200 options granted to employees in the twelve-month period ended September 30, 1998, including options granted to the Named Executive Officers.
(2) The exercise price equals or exceeds the fair market value of the stock as of the grant date as reported on the Nasdaq National Market.
(3) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the Class B Common Stock based on the option exercise price, compounded annually for the term of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class B Common Stock and overall stock market conditions. There can be no assurance that the Class B Common Stock will appreciate at any particular rate, or at all, in future years.
(4) Options fully vested on date of grant.
(5) Options fully vest on first anniversary of the date of grant.

     The following table sets forth certain information regarding option exercises during the twelve-month period ended September 30, 1998 and the value of unexercised options held as of September 30, 1998 by the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 1998

                       AND FISCAL YEAR-END OPTION VALUES


                                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           NUMBER OF                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                             SHARES                              OPTIONS AT FISCAL YEAR-END (#)        FISCAL YEAR-END(2)
                          ACQUIRED ON             VALUE          -------------------------------  ----------------------------
NAME                      EXERCISE (#)         REALIZED(1)        EXERCISABLE    UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----------------------  ----------------  ---------------------  -------------  ----------------  -------------  -------------
James L. Bildner......                -                    -           115,000           115,000       $847,000     $  857,000
William G. Barton.....                -                    -            95,000           105,000        735,000        844,000
George K. Ross........           45,000             $566,750            46,250           118,750        295,000      1,178,000
F. Thomas Latham......                -                    -            25,000            52,500        326,000        681,000
Bradley H. Nickels....                -                    -            45,833            74,167        492,000        968,000

__________________
(1) The value realized is based on the difference between the market price at the time of exercise of the options and the applicable exercise price.
(2) The value of unexercised in-the-money options is calculated based on the fair market value of the Company's Class B Common Stock on September 30, 1998. Amounts reflected are based on such fair market value minus the aggregate exercise price and do not necessarily reflect that the optionee sold such stock.

DIRECTOR COMPENSATION

     The members of the Company's Board of Directors are reimbursed for reasonable travel expenses incurred in attending Board meetings. In addition, non-employee members of the Board of Directors receive a grant, upon their initial appointment, of fully vested options to purchase 5,000 shares of Class B Common Stock and an annual grant, upon their re-election thereafter, of fully vested options to purchase 5,000 shares of Class B Common Stock under the Plan. See "Summary of the Plan--Participation in the Plan by Executive Officers, Directors and Employees."

EMPLOYMENT AGREEMENTS.

     In December 1996, the Company entered into an employment agreement with James L. Bildner, the Company's Chairman of the Board and Chief Executive Officer, for a term which expires on August 1, 2001. Under the agreement, as amended as of February 16, 1998, Mr. Bildner receives an annual base salary of $455,000 and is eligible to receive an annual incentive bonus of up to 85% of base salary based on achievement of certain Company performance milestones or other goals to be determined by the Compensation Committee. For calendar year 1998, the Compensation Committee has determined that at least 50% of all incentive compensation earned by Mr. Bildner will be paid in the form of options to purchase Class B Common Stock having an exercise price equal to the fair market value of the Class B Common Stock on the date of grant. Mr. Bildner has elected, as permitted under his employment agreement, to receive the remaining 50% of his incentive compensation in the form of options. Any options issued as annual incentive compensation for 1998 will be granted on December 31, 1998. Under the agreement, Mr. Bildner also received a $50,000 relocation loan, which bears interest at 5.75% per annum and is forgivable over a three-year period beginning on December 31, 1996 (the "Relocation Loan"), and a monthly housing allowance of $2,750 (for a three-year period beginning December 31, 1996), payable in advance upon request of Mr. Bildner. The agreement also provides, among other things, that if Mr. Bildner's employment with the Company is terminated (i) by the Company for cause (as defined in the agreement), other than Mr. Bildner's conviction of a felony, the Company will pay to Mr. Bildner his base salary and benefits for a period of 24 months from the date of termination; or (ii) by the

Company without cause or by Mr. Bildner for good reason (as defined in the agreement), the outstanding principal balance and accrued interest under the Relocation Loan will be forgiven, all outstanding unvested options held by Mr. Bildner will immediately vest and the Company will pay Mr. Bildner a lump sum amount equal to the discounted present value of 24 months of a base salary plus 100% of the maximum amount of all incentive compensation Mr. Bildner could have earned during the year in which the termination occurs. Benefits substantially similar to those set forth in clause (ii) above are provided in the event of termination of Mr. Bildner's employment due to death or disability and, upon any event of termination, the Company will take all action required to release Mr. Bildner from any personal guaranties of Company indebtedness. Pursuant to this agreement Mr. Bildner also received an option to purchase 80,000 shares of Class A Common Stock and 120,000 shares of Class B Common Stock at an exercise price equal to 100% of the fair market value of such stock on the date of grant, which vested immediately. He also received an option for 120,000 shares of Class A Common Stock and 180,000 shares of Class B Common Stock, all of which has vested except 33.3% which will vest on December 31, 1998.

     In December 1996, the Company entered into an employment agreement with William G. Barton, the Company's President and Chief Technology Officer, for a term which expires on August 1, 2001. Under the agreement, as amended as of February 16, 1998, Mr. Barton receives an annual base salary of $310,000 and is eligible to receive an annual incentive bonus of up to 75% of base salary based on achievement of certain Company performance milestones or other goals to be determined by the Compensation Committee. For calendar year 1998, the Compensation Committee has determined that at least 50% of all incentive compensation earned by Mr. Barton will be paid in the form of options to purchase Class B Common Stock having an exercise price equal to the fair market value of the Class B Common Stock on the date of grant. Mr. Barton has elected, as permitted under his employment agreement, to receive the remaining 50% of his incentive compensation in the form of options. Under the agreement, Mr. Barton also received an education loan up to $50,000, which bears interest at 5.75% per annum and is forgivable over approximately three years (the "Education Loan"). The agreement also provides, among other things, that if Mr. Barton's employment with the Company is terminated (i) by the Company for cause (as defined in the agreement), other than Mr. Barton's conviction of a felony, the Company will pay to Mr. Barton his base salary and benefits for a period of 24 months from the date of termination; or (ii) by the Company without cause or by Mr. Barton for good reason (as defined in the agreement), the outstanding principal balance and accrued interest under the Education Loan will be forgiven, all outstanding unvested options held by Mr. Barton will immediately vest and the Company will pay Mr. Barton a lump sum amount equal to the discounted present value of 24 months of a base salary plus 100% of the maximum amount of all incentive compensation Mr. Barton could have earned pursuant to the above formula during the year in which the termination occurs. Benefits substantially similar to those set forth in clause (ii) above are provided in the event of termination of Mr. Barton's employment due to death or disability and, upon any event of termination, the Company will take all action required to release Mr. Barton from any personal guaranties of Company indebtedness. Pursuant to this agreement, Mr. Barton received an option to purchase 120,000 shares of Class A Common Stock and 180,000 shares of Class B Common Stock, at an exercise price equal to 110% of the fair market value of such stock on the date of grant, all of which has vested except 33.3 % which will vest on December 31, 1998.

     In February 1997, the Company entered into an employment agreement with George K. Ross, the Company's Executive Vice President and Chief Financial Officer, for a term which expires on August 1, 2001. Under the agreement, as amended as of February 16, 1998, Mr. Ross receives an annual base salary of $230,000 and is eligible to receive an annual incentive bonus of up to 65% of base salary based on achievement of certain Company performance milestones or goals to be determined by the Compensation Committee. For calendar year 1998, the Compensation Committee has determined that at least 50% of all incentive compensation earned by Mr. Ross will be paid in the form of options to purchase Class B

Common Stock having an exercise price equal to the fair market value of the Class B Common Stock on the date of grant. Mr. Ross has elected, as permitted under his employment agreement, to receive the remaining 50% of his incentive compensation in the form of options. Any options issued as annual incentive compensation for 1998 will be granted on December 31, 1998. In the event the agreement is terminated by Mr. Ross for good reason (as defined in the agreement) or by the Company other than for cause (as defined in the agreement), Mr. Ross will be entitled to receive his full salary for a period of six months from the date of such termination and a pro rata portion of all incentive compensation Mr. Ross could have earned during the year the termination occurs. The agreement also provides that the Company offer an unsecured relocation loan of up to $20,000, which bears interest at 5.81% per annum, which amount shall be forgiven over three years so long as Mr. Ross remains employed by the Company. Pursuant to this agreement, Mr. Ross received an option to purchase 105,000 shares of Class B Common Stock, at an exercise price equal to 100% of the fair market value of such stock on the date of grant, which option vests ratably on the first three annual anniversaries of the grant. In the event of a sale of substantially all of the assets of the Company, a change in control of the Company or upon the termination of James L. Bildner as Chief Executive Officer of the Company, the option fully vests immediately.

                                                                    SCHEDULE A
                                                                    ----------

                            TIER TECHNOLOGIES, INC.

                           1996 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE UPON THE CLOSING OF THE COMPANY'S INITIAL PUBLIC

             OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED)


1.   PURPOSES.

          (a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates, and Outside Directors may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) restricted stock or restricted stock units, all as defined below.

          (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, or Outside Directors, to secure and retain the services of new Employees, Consultants and Outside Directors, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

          (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options or (ii) stock bonuses, restricted stock or restricted stock units granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to
Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

          (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          (b) "BOARD" means the Board of Directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan. In the absence of a Committee, the "Committee" means the Board.

          (e) "COMMON STOCK" means the authorized and unissued or reacquired shares of the Company's Class B Common Stock.

          (f) "COMPANY" means TIER TECHNOLOGIES, INC., a California corporation.

          (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Outside Directors.

          (h) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR OUTSIDE DIRECTOR" means the employment or the relationship as a Consultant or Outside Director is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Consultant or Outside Director shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or
(ii) transfers between the Company and its Affiliates or their successors.

          (i) "DIRECTOR" means a member of the Board.

          (j) "DISABILITY" means total and permanent disability, as defined in
Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company, including a Director employed by the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means the value of the Common Stock of the Company based on the closing price of the Common Stock on the Nasdaq National Market, or other principal trading market of the Common Stock, on the day preceding the date of grant.

          (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "OFFICER" means a person who is an "executive officer" of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "OPTION" means a stock option granted pursuant to the Plan.

          (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (s) "OPTIONED STOCK" means the Common Stock of the Company subject to an Option.

          (t) "OPTIONEE" means an Employee, Consultant or Outside Director who holds an outstanding Option.

          (u) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (v) "PLAN" means this 1996 Equity Incentive Plan, as amended.

          (w) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect when discretion is being exercised with respect to the Plan.

          (x) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any restricted stock or any restricted stock unit.

          (y) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.   ADMINISTRATION.

          (a) The Plan shall be administered by the Board unless and until the Board delegates the administration of the Plan to a Committee, as provided in subsection 3(c).

          (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, restricted stock, restricted stock unit, or any combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

                (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                (3) To amend the Plan as provided in Section 13.

                (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

          (c) The Board may delegate administration of the Plan to a committee composed solely of not fewer than two (2) Board members (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, all the powers possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee, except where the context indicates otherwise); subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.   SHARES SUBJECT TO THE PLAN.

          Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be sold or issued pursuant to Stock Awards shall not exceed in the aggregate three million nine hundred and eighty-nine thousand, three hundred and thirty-three (3,989,333) shares of the Company's Common Stock, of which one hundred thousand (100,000) shares are reserved exclusively for grant to Outside Directors. No more than 300,000 shares may be granted to any one person pursuant to an Option or Options under the Plan in any single fiscal year. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. In the event of an Optionee's use of already-owned shares of Common Stock in payment of the Option Price, or a portion of it, only the net number of shares issued upon exercise of the Option shall be considered issued under the Plan for the purposes of this Section 4.

5.   ELIGIBILITY.

          (a) General Rule.  Incentive Stock Options may be granted only to
              ------------
Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, including prospective employees, Consultants or Outside Directors.

          (b) Automatic Grants to Outside Directors.  In addition to any
              -------------------------------------
discretionary grants of Stock Awards which may be granted to Outside Directors from time to time, each Outside Director shall automatically be granted Nonstatutory Stock Options as described in this Section 5(b). In addition, subject to the Board's discretion, at the request of an Outside Director, such Nonstatutory Stock Options may be granted instead to an entity wholly owned by such Outside Director.

                (i)   Initial Grant.  Effective February 28, 1997, each person
                      -------------
who is serving as an outside Director on that date shall receive a Nonstatutory Stock Option for 5,000 shares of Common Stock.

                (ii)  Grants to Future Outside Directors.  Any other person who
                      ----------------------------------
hereafter becomes an Outside Director after February 27, 1997 shall automatically receive a Nonstatutory Stock Option for 5,000 shares of Common Stock effective as of the date of their appointment or election to the Board.

                (iii) Subsequent Annual Grants.  In addition to the grants
                      ------------------------
described in subparagraphs (i) and (ii) above, each Outside Director who is re-elected to serve as an Outside Director for an additional term shall automatically be granted a Nonstatutory Option to purchase 5,000 shares of Common Stock as of the date of such re-election.

                (iv)  Vesting.  All Options granted pursuant to this Section
                      -------
5(b) shall be fully vested on the date of grant.

                (v)   Exercise Price.  The exercise price of all Nonstatutory
                      --------------
Stock Options granted to Outside Directors under this Section 5(b) shall be at least equal to one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant.

          (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   OPTION PROVISIONS.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, subject to the provisions of this Plan. The terms of separate Options need not be identical, but each Option shall be subject to

(through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

          (a) Term.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

          (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be determined in the discretion of the Board (with the exception of the Nonstatutory Stock Options automatically granted to Outside Directors pursuant to Section 5(b), which shall be granted at an exercise price of at least one hundred percent (100%) of Fair Market Value of the stock subject to the Option on the date the Option is granted).

          (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, exercised either at the time of the grant or exercise of the Option, (A) by tendering (either actually or by attestation) Common Stock valued using the Fair Market Value on the date of exercise, (B) by authorizing a third party to sell Common Stock (or a sufficient portion thereof) acquired upon exercise of the Option and to remit to the Company a sufficient portion of the sales proceeds to pay for all the Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise, (C) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (D) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (d) Transferability. Except as permitted by the Board in any particular Option Agreement, Options granted under the Plan shall not be transferable by the holder other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

          (e) Vesting. The Option Agreement for each individual Option grant shall provide that the Option subject to such Option Agreement shall become exercisable ("vest") at a rate to be determined by the Board at the time of grant. The Board may also provide for the acceleration of vesting in certain circumstances.

          (f) Exercise Upon Termination. In the event an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option to the extent that the Optionee is otherwise entitled to exercise on the date employment terminates, but only within such period of time as is determined by the Board and specified in the Option Agreement.

          (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option to the extent that the Optionee is otherwise entitled to exercise on the date of employment terminates, but only within such period of time as is determined by the Board and specified in the Option Agreement.

          (h) Death of Optionee. In the event an Optionee's Continuous Status as an Employee terminates as result of his death, the Option may be exercised, but only within such period of time as is determined by the Board and specified in the Option Agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death.

          (i) Early Exercise. An Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Consultant or Outside Director, to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option.

          (j) Repurchase of Shares Upon Termination. The Option may include a provision whereby shares purchased pursuant to the Option may be subject to a right of repurchase in favor of the Company upon termination of a Participant's Continuous Status as an Employee, Consultant or Outside Director.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

          Each stock bonus, restricted stock or restricted stock unit agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus, restricted stock or restricted stock unit agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus, restricted stock or restricted stock unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (a) Purchase Price. The purchase price, if any, under each restricted stock or restricted stock unit agreement shall be such amount as the Board or Committee shall determine and designate in such agreement.

          (b) Transferability. Except as determined by the Board of Directors in its discretion, no rights under a stock bonus, restricted stock or restricted stock unit agreement shall be transferable except by will or by the laws of descent and distribution.

          (c) Consideration. The purchase price of stock acquired pursuant to a restricted stock or restricted stock unit agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (d) Vesting. Shares of stock sold or awarded as stock bonuses, restricted stock or restricted stock units under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

          (e) Termination of Employment or Relationship as a Consultant. In the event a Participant's Continuous Status as an Employee, Consultant or Outside Director terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus, restricted stock or restricted stock unit agreement between the Company and such person.

8.   CANCELLATION AND RE-GRANT OF OPTIONS.

          The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options,
(i) the repricing of any outstanding Options under the Plan and/or (ii) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock but having an exercise price per share of not less than the Fair Market Value on the date of such repricing or new Option.

9.   COVENANTS OF THE COMPANY.

          (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

          (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Awards or any stock issued or issuable pursuant to any such Stock Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of Stock Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

          (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

          (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of an Employee, Director, Consultant, Optionee or other holder of Stock Awards with or without cause.

          (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          (d) The Company may require any recipient of a Stock Award, or any person to whom a Stock Award is transferred under subsections 6(d) or 7(b), as a condition of exercising any such Stock Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (a) the issuance of the shares upon the exercise of or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (b) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but limited to, legends restricting the transfer of the stock.

          (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise of or acquisition of stock under a Stock Award by any of the following means or by a combination of such means, subject to the approval of the Board: (i) tendering a cash payment;
(ii) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the participant as a result of the exercise of or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock of the Company, subject to certain requirements, as designated by Company counsel.

          (f) The Company shall provide to all holders of Stock Awards a financial statement of the Company at least annually, except to Employees whose duties in connection with the Company assure them access to equivalent information.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

          (a) If any change is made in the stock subject to the Plan or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination of shares, reclassification, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

          (b) In the event of (1) dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, (ii) the time during which such Stock Award may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event, or (iii) such Stock Awards shall continue in full force and effect.

13.  AMENDMENT OF THE PLAN.

          (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (1) Increase the number of shares reserved for Stock Awards under the Plan;

               (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Sections 162(m) or 422 of the Code or the requirements of the Nasdaq National Market or other principal market for the Common Stock); or

               (3) Modify the Plan in any other way if such modification
                   requires shareholder approval in order for the Plan to satisfy the requirements of Sections 162(m) or 422 of the Code, or the requirements of the Nasdaq National Market or other principal market for the Common Stock, or to comply with the requirements of Rule 16b-3.

          (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

          (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 9, 2007. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.  EFFECTIVE DATE OF THE PLAN.

          The Plan was adopted by the Board of Directors and Shareholders of the Company on February 10, 1997. The Plan was amended to increase the number of shares available for grant thereunder and to add the provisions for automatic grants to Outside Directors on July 24, 1997. The Plan was amended herewith in connection with the initial public offering of the Common Stock under the Securities Act of 1933, as amended.